UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On November 2, 2023, Intellia Therapeutics, Inc. (“Intellia”) issued a press release titled “Intellia Presents New Interim Data from the Ongoing Phase 1 Study of NTLA-2001 at the 4th International ATTR Amyloidosis Meeting.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, Intellia presented clinical data from its ongoing Phase 1 Study of NTLA-2001 at the 4th International ATTR Amyloidosis Meeting. The presentation materials are attached to this Current Report on Form 8-K as Exhibit 99.2.

The information under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, are being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Updated Interim Clinical Data of NTLA-2001

On November 2, 2023, Intellia presented additional interim results from its ongoing Phase 1 study of NTLA-2001, an investigational, in vivo CRISPR/Cas9 genome editing therapy in development as a single-dose treatment for transthyretin (ATTR) amyloidosis, at the 4th International ATTR Amyloidosis Meeting in Madrid, Spain. The data presented today, with a cutoff date of May 11, 2023, are from the initial 65 out of 72 patients dosed in the Phase 1 study, which has now completed enrollment. In the newly reported dose-expansion portion, administration of NTLA-2001 at the 55 mg and 80 mg dose led to deep serum TTR reductions consistent with the results previously reported from patients in the dose-escalation portion who received the corresponding weight-based dose, 0.7 mg/kg and 1.0 mg/kg, respectively.

Across all patients who received a dose of 0.3 mg/kg or higher (n=62), the median serum TTR reduction was 91% and the median absolute residual serum TTR concentration was 17 µg/mL at day 28. The reduction of serum TTR compared to baseline was sustained through the latest follow-up. With 29 patients now reaching at least 12 months of follow-up, all patients continued to show a long-lasting response with no evidence of loss in activity over time.

NTLA-2001 was generally well tolerated across all patients and at all dose levels tested. The most commonly reported adverse events were infusion-related reactions, which occurred in 38% of patients. The majority of adverse events, including infusion-related reactions, were Grade 1 or 2 in severity, transient and resolved spontaneously. Other adverse events that were reported in greater than 10% of patients included headache, diarrhea and back pain, and were all Grade 1 or 2. All patients received a full dose of NTLA-2001 and remain on study. No dose-limiting toxicities were observed. Based on the safety and activity of NTLA-2001, the 55mg dose has now been selected to be evaluated in the upcoming pivotal Phase 3 study.

Forward Looking Statements.

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

These forward-looking statements include, but are not limited to, express or implied statements regarding Intellia’s beliefs and expectations regarding: the safety, efficacy and advancement of its clinical program for NTLA-2001 for the treatment of transthyretin (“ATTR”) amyloidosis pursuant to its clinical trial applications (“CTA”) and investigational new drug (“IND”) submissions, including the expected timing of data releases, regulatory filings, and the initiation and completion of clinical trials such as its ability to initiate a global pivotal Phase 3 trial by year-end; its ability to generate data to demonstrate NTLA-2001 as a potential single-dose treatment for ATTR amyloidosis; its ability to maintain and expand its related intellectual property portfolio, and avoid or acquire rights to valid intellectual property of third parties; and the timing of regulatory filings and clinical trial execution, including enrollment and dosing of patients.

Any forward-looking statements in this press release are based on management’s current expectations and beliefs of future events, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks related to the initiation and conduct of a global pivotal Phase 3 study for NTLA-2001 for the treatment of ATTR-CM and that the results of such Phase 3 study may not be positive; risks related to Intellia’s ability to protect and maintain its intellectual property position; risks related to the authorization, initiation and conduct of studies and other development requirements, including manufacturing, for NTLA-2001; the risk that any one or more of Intellia’s product candidates, including NTLA-2001, will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies, including for NTLA-2001, will not be predictive of future results in connection with future studies; and the risk that Intellia will not be able to demonstrate its platform’s modularity and replicate or apply results achieved in preclinical studies to develop additional product candidates, including to apply its proprietary CRISPR/Cas9 technology platform successfully to additional product candidates. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Intellia’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as discussions of potential risks, uncertainties and other important factors in Intellia’s other filings with the Securities and Exchange Commission. All information in this press release is as of the date of the release, and Intellia undertakes no duty to update this information unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 2, 2023.

99.2	Clinical Data Presentation at 4th International ATTR Amyloidosis Meeting on November 2, 2023.

104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: November 2, 2023	By:	/s/ John M. Leonard
	Name:	John M. Leonard
	Title:	Chief Executive Officer and President